Exhibit 99.2

VEREIT®

Quarterly Supplemental Information

PETSMART
Walgreens
PHOTO PHARMACY
amazon

Fourth Quarter 2017

VER
LISTED
NYSE

A real estate operating company which owns single-tenant commercial properties.

Discipline. Transparency. Consistency.

www.VEREIT.com

Q4 2017 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
December 31, 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2017 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company," "VEREIT," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2017, June 30, 2017 and March 31, 2017.

Effective January 1, 2017, the Company determined certain non-GAAP measures and operating metrics, which include portfolio metrics, should exclude the impact of properties owned by the Company for the month beginning with the date that (i) the properties' related mortgage loan is in default and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation, and ending with the disposition date, to better reflect the ongoing operations of the Company. The Company did not update data presented for periods prior to March 31, 2017, and the three months then ended, as the impact on non-GAAP measures, including AFFO and Normalized EBITDA, and operating metrics was immaterial. See the definitions section for a description of the Excluded Properties.

Prior to the fourth quarter of 2017, the Company operated through two business segments, the real estate investment segment and the investment management segment, Cole Capital. On November 13, 2017, the Company entered into a purchase and sale agreement to sell substantially all of the Cole Capital segment. Substantially all of the Cole Capital segment is presented as discontinued operations and the Company's remaining financial results are reported as a single segment for all periods presented. The Company's continuing operations represent primarily those of the real estate investment segment. The Company closed the sale of Cole Capital on February 1, 2018.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2018 guidance; the unpredictability of the business plans and financial condition of VEREIT's tenants; the impact of impairment charges in respect of certain of VEREIT's properties or other assets; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the SEC), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 3

Q4 2017 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the U.S. VEREIT's business model provides equity capital to creditworthy corporations in return for long-term leases on their properties. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At December 31, 2017, approximately 39.6% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 98.8% and the Weighted Average Remaining Lease Term was 9.5 years.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2017 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	David B. Henry, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	Mary Hogan Preusse, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Richard J. Lieb, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Mark S. Ordan, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Eugene A. Pinover, Independent Director

Julie G. Richardson, Independent Director

Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q4 2017 SUPPLEMENTAL INFORMATION

Annual Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's financial results for the years ended December 31, 2017 and 2016, and portfolio metrics as of December 31, 2017 and 2016. Data presented includes both continuing operations, which primarily represent the Company's real estate operations, and discontinued operations, which represent substantially all of Cole Capital, except as otherwise indicated.

	Year Ended December 31,
	2017	2016
Financial Results
Revenue (1)	$1,252,285	$1,335,447
Income (loss) from continuing operations	$51,495	$(76,887)
(Loss) income from discontinued operations	(19,117)	(123,937)
Net income (loss)	$32,378	$(200,824)
Basic and diluted loss from continuing operations per share attributable to common stockholders and limited partners	$(0.02)	$(0.16)
Basic and diluted loss from discontinued operations per share attributable to common stockholders and limited partners	(0.02)	(0.13)
Basic and diluted net loss per share attributable to common stockholders and limited partners	$(0.04)	$(0.29)
Normalized EBITDA from continuing operations	$1,039,602	$1,102,360
Normalized EBITDA from discontinued operations	36,597	26,581
Normalized EBITDA	$1,076,199	$1,128,941
FFO attributable to common stockholders and limited partners from continuing operations	$672,225	$737,353
FFO attributable to common stockholders and limited partners from discontinued operations	(19,117)	(123,937)
FFO attributable to common stockholders and limited partners	$653,108	$613,416
FFO attributable to common stockholders and limited partners from continuing operations per diluted share	$0.673	$0.772
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share	(0.019)	(0.130)
FFO attributable to common stockholders and limited partners per diluted share	$0.654	$0.642
AFFO attributable to common stockholders and limited partners from continuing operations	$702,556	$723,354
AFFO attributable to common stockholders and limited partners from discontinued operations	36,213	18,103
AFFO attributable to common stockholders and limited partners	$738,769	$741,457
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share	$0.704	$0.757
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share	0.036	0.019
AFFO attributable to common stockholders and limited partners per diluted share	$0.740	$0.776
Dividends declared per common share	$0.55	$0.55
Weighted-average shares outstanding - diluted	998,157,964	956,049,490

Portfolio Metrics	December 31, 2017	December 31, 2016
Operating Properties	4,091	4,142
Rentable Square Feet (in thousands)	94,418	93,257
Economic Occupancy Rate	98.8%	98.3%
Weighted Average Remaining Lease Term (years)	9.5	9.9
Investment-Grade Tenants (2)	39.6%	41.2%

(1)
Represents revenue from continuing operations as presented on the statement of operations in accordance with GAAP. Revenue from discontinued operations was $106.2 million and $117.7 million for the years ended December 31, 2017 and 2016, respectively.

(2)	The weighted-average credit rating of our investment-grade tenants was BBB+ as of December 31, 2017.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2017 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's quarterly financial results and portfolio metrics. Data presented includes both continuing operations, which primarily represent the Company's real estate operations, and discontinued operations, which represent substantially all of Cole Capital, except as otherwise indicated.

	Three Months Ended
Financial Results	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenue (1)	$316,599	$306,543	$308,245	$320,898	$327,281
(Loss) income from continuing operations	$(2,479)	$12,489	$29,550	$11,935	$10,703
(Loss) income from discontinued operations	(30,613)	4,005	4,636	2,855	(128,926)
Net (loss) income	$(33,092)	$16,494	$34,186	$14,790	$(118,223)
Basic and diluted (loss) income from continuing operations per share attributable to common stockholders and limited partners	$(0.02)	$(0.01)	$0.01	$(0.01)	$(0.01)
Basic and diluted (loss) income from discontinued operations per share attributable to common stockholders and limited partners	(0.03)	0.00	0.01	0.00	(0.13)
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$(0.05)	$(0.00)	$0.02	$(0.00)	$(0.14)
Normalized EBITDA from continuing operations	$258,578	$257,996	$257,824	$265,204	$268,653
Normalized EBITDA from discontinued operations	9,132	9,123	10,201	8,141	2,715
Normalized EBITDA	$267,710	$267,119	$268,025	$273,345	$271,368
FFO attributable to common stockholders and limited partners from continuing operations	$164,500	$173,708	$166,807	$167,210	$182,467
FFO attributable to common stockholders and limited partners from discontinued operations	(30,613)	4,005	4,636	2,855	(128,926)
FFO attributable to common stockholders and limited partners	$133,887	$177,713	$171,443	$170,065	$53,541
FFO attributable to common stockholders and limited partners from continuing operations per diluted share	$0.165	$0.174	$0.167	$0.167	$0.183
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share	(0.031)	0.004	0.005	0.003	(0.129)
FFO attributable to common stockholders and limited partners per diluted share	$0.134	$0.178	$0.172	$0.170	$0.054
AFFO attributable to common stockholders and limited partners from continuing operations	$175,807	$174,774	$174,745	$177,230	$179,656
AFFO attributable to common stockholders and limited partners from discontinued operations	3,913	16,086	6,123	10,091	(9,089)
AFFO attributable to common stockholders and limited partners	$179,720	$190,860	$180,868	$187,321	$170,567
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share	$0.176	$0.175	$0.175	$0.178	$0.180
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share	0.004	0.016	0.006	0.010	(0.009)
AFFO attributable to common stockholders and limited partners per diluted share	$0.180	$0.191	$0.181	$0.188	$0.171
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	998,513,154	998,425,771	998,129,628	998,251,749	998,001,219

Portfolio Metrics
Operating Properties	4,091	4,093	4,105	4,105	4,142
Rentable Square Feet (in thousands)	94,418	92,228	91,094	92,950	93,257
Economic Occupancy Rate	98.8%	99.0%	98.6%	98.4%	98.3%
Weighted Average Remaining Lease Term (years)	9.5	9.5	9.5	9.6	9.9
Investment-Grade Tenants (2)	39.6%	40.1%	40.7%	41.6%	41.2%

(1)
Represents revenue from continuing operations as presented on the statement of operations in accordance with GAAP. Revenue from discontinued operations was $25.0 million, $27.0 million, $27.5 million, $26.7 million, and $24.2 million, for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively.

(2)	The weighted-average credit rating of our investment-grade tenants was BBB+ as of December 31, 2017.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2017 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$65,097		$65,821		$66,446		$68,123		$70,830
Normalized EBITDA (2)	267,710		267,119		268,025		273,345		271,368
Interest Coverage Ratio	4.11x		4.06x		4.03x		4.01x		3.83x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$65,097		$65,821		$66,446		$68,123		$70,830
Secured debt principal amortization	3,257		2,981		4,563		8,993		6,076
Dividends attributable to preferred shares	17,973		17,973		17,973		17,973		17,973
Total fixed charges	86,327		86,775		88,982		95,089		94,879
Normalized EBITDA (2)	267,710		267,119		268,025		273,345		271,368
Fixed Charge Coverage Ratio	3.10	x	3.08	x	3.01	x	2.87	x	2.86	x

	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
Net Debt Ratios
Adjusted Debt Outstanding (3)	$6,089,838		$5,936,439		$6,031,589		$6,277,388		$6,400,896
Less: cash and cash equivalents	34,176		51,891		289,960		283,563		253,479
Less: cash and cash equivalents related to discontinued operations	2,198		2,472		2,538		2,023		2,973
Net Debt	6,053,464		5,882,076		5,739,091		5,991,802		6,144,444
Normalized EBITDA annualized (2)	1,070,840		1,068,476		1,072,100		1,093,380		1,085,472
Net Debt to Normalized EBITDA annualized ratio	5.65	x	5.51	x	5.35	x	5.48	x	5.66	x

Net Debt	$6,053,464		$5,882,076		$5,739,091		$5,991,802		$6,144,444
Gross Real Estate Investments	15,511,683		15,336,016		15,157,133		15,367,137		15,507,082
Net Debt Leverage Ratio	39.0%		38.4%		37.9%		39.0%		39.6%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$11,296,918		$11,073,165		$10,541,410		$10,319,871		$10,292,186
Gross Real Estate Investments	15,511,683		15,336,016		15,157,133		15,367,137		15,507,082
Unencumbered Asset Ratio	72.8%		72.2%		69.5%		67.2%		66.4%
___________________________________

(1)	Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP.

(2)	Includes continued and discontinued operations.

(3)	Refer to the Balance Sheets section for total debt calculated in accordance with GAAP.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2017 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	52.2%

Corporate bonds	19.1%

Secured debt	13.6%

Preferred equity	7.2%

Convertible notes	6.7%

Revolving credit facility	1.2%

Fixed vs. Variable Rate Debt

Fixed	95.4%
Swapped to Fixed	1.3%
Variable	3.3%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	December 31, 2017
Diluted shares outstanding			999,740
Stock price			$7.79
Implied Equity Market Capitalization			$7,787,975

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Total secured debt (3)	4.1	4.88%	$2,054,838

Revolving credit facility	0.5	3.38%	$185,000
2018 convertible notes	0.6	3.00%	597,500
2019 corporate bonds	1.1	3.00%	750,000
2020 convertible notes	3.0	3.75%	402,500
2021 corporate bonds	3.4	4.13%	400,000
2024 corporate bonds	6.1	4.60%	500,000
2026 corporate bonds	8.4	4.88%	600,000
2027 corporate bonds	9.6	3.95%	600,000
Total unsecured debt	4.4	3.82%	$4,035,000

Total Adjusted Debt Outstanding	4.3	4.18%	$6,089,838

Total Capitalization			$14,948,666
Less: Cash and cash equivalents			34,176
Less: Cash and cash equivalents related to discontinued operations			2,198
Enterprise Value			$14,912,292

Net Debt/Enterprise Value			40.6%
Net Debt/Normalized EBITDA Annualized (4)			5.65	x
Net Debt + Preferred/Normalized EBITDA Annualized (4)			6.65	x
Fixed Charge Coverage Ratio			3.10	x
Liquidity (5)			$2,151,374
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of December 31, 2017.
(2)Balance represents 42.8 million shares outstanding at December 31, 2017 multiplied by the liquidation preference of $25 per share.
(3)Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.
(4)Normalized EBITDA annualized includes continued and discontinued operations.
(5)Liquidity represents cash and cash equivalents of $36.4 million, including those related to discontinued operations of $2.2 million, and $2.1 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2017 SUPPLEMENTAL INFORMATION

Balance Sheets (unaudited, in thousands)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Real estate investments, at cost:
Land	$2,865,855	$2,866,305	$2,858,662	$2,868,447	$2,895,625
Buildings, fixtures and improvements	10,711,845	10,585,796	10,496,710	10,630,598	10,644,296
Intangible lease assets	2,037,675	2,027,304	2,000,292	2,017,739	2,044,521
Total real estate investments, at cost	15,615,375	15,479,405	15,355,664	15,516,784	15,584,442
Less: accumulated depreciation and amortization	2,908,028	2,784,481	2,623,050	2,494,811	2,331,643
Total real estate investments, net	12,707,347	12,694,924	12,732,614	13,021,973	13,252,799
Investment in unconsolidated entities	42,784	44,101	44,931	45,145	46,077
Investment in direct financing leases, net	19,539	33,402	33,892	34,909	39,455
Investment securities, at fair value	40,974	41,677	42,250	42,630	47,215
Mortgage notes receivable, net	20,294	20,510	20,722	22,545	22,764
Cash and cash equivalents	34,176	51,891	289,960	283,563	253,479
Restricted cash	27,662	27,797	40,995	46,712	45,018
Rent and tenant receivables and other assets, net	304,989	321,308	329,263	331,489	314,305
Goodwill	1,337,773	1,337,773	1,337,773	1,337,773	1,337,391
Due from affiliates, net	6,041	5,884	7,512	13,407	15,904
Assets related to discontinued operations and real estate assets held for sale, net (1)	163,999	157,466	168,128	176,389	213,167
Total assets	$14,705,578	$14,736,733	$15,048,040	$15,356,535	$15,587,574

Liabilities and Equity
Mortgage notes payable and other debt, net	$2,082,692	$2,115,633	$2,381,031	$2,586,917	$2,671,106
Corporate bonds, net	2,821,494	2,820,164	2,228,422	2,227,307	2,226,224
Convertible debt, net	984,258	981,490	978,738	976,031	973,340
Credit facility, net	185,000	—	497,718	497,148	496,578
Below-market lease liabilities, net	198,551	204,051	209,566	217,721	224,023
Accounts payable and accrued expenses	136,474	143,735	137,344	130,593	134,861
Deferred rent and other liabilities	62,985	63,876	70,735	68,163	67,971
Distributions payable	175,301	172,129	168,953	165,765	162,578
Due to affiliates	66	8	—	7	16
Liabilities related to discontinued operations	15,881	8,678	12,054	5,257	11,344
Total liabilities	6,662,702	6,509,764	6,684,561	6,874,909	6,968,041

Series F preferred stock	428	428	428	428	428
Common stock	9,742	9,742	9,742	9,742	9,741
Additional paid-in capital	12,654,258	12,648,967	12,645,309	12,642,099	12,640,171
Accumulated other comprehensive loss	(3,569)	(3,330)	(1,928)	(1,795)	(2,556)
Accumulated deficit	(4,776,581)	(4,592,533)	(4,456,708)	(4,338,029)	(4,200,423)
Total stockholders' equity	7,884,278	8,063,274	8,196,843	8,312,445	8,447,361
Non-controlling interests	158,598	163,695	166,636	169,181	172,172
Total equity	8,042,876	8,226,969	8,363,479	8,481,626	8,619,533
Total liabilities and equity	$14,705,578	$14,736,733	$15,048,040	$15,356,535	$15,587,574
___________________________________

(1)	Includes $38.3 million of real estate assets held for sale, net.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q4 2017 SUPPLEMENTAL INFORMATION

Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues:
Rental income	$290,564	$282,717	$286,694	$294,172	$299,688
Operating expense reimbursements	26,035	23,826	21,551	26,726	27,593
Total revenues	316,599	306,543	308,245	320,898	327,281
Operating expenses:
Acquisition-related	1,120	909	756	617	948
Litigation, merger and other non-routine costs, net of insurance recoveries	11,167	9,507	14,411	12,875	1,512
Property operating	32,429	30,645	31,627	34,016	36,596
General and administrative	18,274	13,221	14,429	12,679	13,511
Depreciation and amortization	175,259	172,383	180,148	179,012	185,126
Impairments	19,691	6,363	17,769	6,725	6,606
Total operating expenses	257,940	233,028	259,140	245,924	244,299
Operating income	58,659	73,515	49,105	74,974	82,982
Other (expense) income:
Interest expense	(70,694)	(71,708)	(73,621)	(73,743)	(74,613)
(Loss) gain on extinguishment and forgiveness of debt, net	(318)	9,756	9,005	(70)	980
Other income, net	1,989	1,131	2,463	659	1,864
Equity in income (loss) of unconsolidated entities	1,958	374	513	(82)	(903)
Gain on derivative instruments, net	266	1,294	592	824	2,095
Total other expenses, net	(66,799)	(59,153)	(61,048)	(72,412)	(70,577)
(Loss) income before taxes and real estate dispositions	(8,140)	14,362	(11,943)	2,562	12,405
Gain (loss) on disposition of real estate and held for sale assets, net	7,104	(688)	42,639	12,481	(199)
(Loss) income from continuing operations before income taxes	(1,036)	13,674	30,696	15,043	12,206
Provision for income taxes from continuing operations	(1,443)	(1,185)	(1,146)	(3,108)	(1,503)
(Loss) income from continuing operations	(2,479)	12,489	29,550	11,935	10,703
(Loss) income from discontinued operations, net of tax	(30,613)	4,005	4,636	2,855	(128,926)
Net (loss) income	(33,092)	16,494	34,186	14,790	(118,223)
Net loss (income) attributable to non-controlling interests	970	(400)	(778)	(352)	2,805
Net (loss) income attributable to the General Partner	$(32,122)	$16,094	$33,408	$14,438	$(115,418)

Basic and diluted net (loss) income per share from continuing operations attributable to common stockholders and limited partners	$(0.02)	$(0.01)	$0.01	$(0.01)	$(0.01)
Basic and diluted net (loss) income per share from discontinued operations attributable to common stockholders and limited partners	(0.03)	0.00	0.01	0.00	(0.13)
Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.05)	$(0.00)	$0.02	$(0.00)	$(0.14)

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 11

Q4 2017 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net (loss) income	$(33,092)	$16,494	$34,186	$14,790	$(118,223)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
(Gain) loss on disposition of real estate assets, net	(7,104)	688	(42,639)	(12,481)	199
Depreciation and amortization of real estate assets	173,829	171,576	179,433	178,295	182,190
Impairment of real estate	19,691	6,363	17,769	6,725	6,606
Proportionate share of adjustments for unconsolidated entities	(1,464)	565	667	709	742
FFO attributable to common stockholders and limited partners	$133,887	$177,713	$171,443	$170,065	$53,541
FFO attributable to common stockholders and limited partners from continuing operations	164,500	173,708	166,807	167,210	182,467
FFO attributable to common stockholders and limited partners from discontinued operations	(30,613)	4,005	4,636	2,855	(128,926)

Weighted-average shares outstanding - basic	974,212,874	974,167,088	974,160,295	973,849,610	973,681,227
Limited Partner OP Units and effect of dilutive securities (1)	24,300,280	24,258,683	23,969,333	24,402,139	24,319,992
Weighted-average shares outstanding - diluted (2)	998,513,154	998,425,771	998,129,628	998,251,749	998,001,219

FFO attributable to common stockholders and limited partners per diluted share (3)	$0.134	$0.178	$0.172	$0.170	$0.054
FFO attributable to common stockholders and limited partners from continuing operations per diluted share (3)	0.165	0.174	0.167	0.167	0.183
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share (3)	(0.031)	0.004	0.005	0.003	(0.129)

(1)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash, and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(3)	Refer to the Statements of Operations section for basic and diluted net (loss) income per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q4 2017 SUPPLEMENTAL INFORMATION

Adjusted Funds From Operations (AFFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
FFO attributable to common stockholders and limited partners	$133,887	$177,713	$171,443	$170,065	$53,541

Acquisition-related expenses	1,120	909	756	617	948
Litigation, merger and other non-routine costs, net of insurance recoveries	14,969	9,507	14,411	12,875	1,512
Impairment of goodwill and intangible assets	—	—	—	—	120,931
Held for sale loss on discontinued operations	20,027	—	—	—	—
Gain on investment securities and mortgage notes receivable	—	—	(65)	—	—
Gain on derivative instruments, net	(266)	(1,294)	(592)	(824)	(2,095)
Amortization of premiums and discounts on debt and investments, net	(627)	(1,442)	(1,700)	(847)	(2,684)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,148	1,210	1,703	1,305	1,220
Net direct financing lease adjustments	517	491	464	621	544
Amortization and write-off of deferred financing costs	5,834	6,028	6,327	6,347	6,417
Amortization of management contracts	2,076	4,146	4,146	4,146	6,240
Deferred and other tax expense (benefit) (1)	5,063	6,277	(4,318)	1,649	(9,203)
Loss (gain) on extinguishment and forgiveness of debt, net	318	(9,756)	(9,005)	70	(980)
Straight-line rent, net of bad debt expense related to straight-line rent	(11,281)	(9,955)	(10,870)	(12,797)	(13,163)
Equity-based compensation	5,528	3,664	4,448	3,111	3,631
Other amortization and non-cash charges	566	739	627	634	2,873
Proportionate share of adjustments for unconsolidated entities	277	(2)	48	55	835
Adjustment for Excluded Properties	564	2,625	3,045	294	—
AFFO attributable to common stockholders and limited partners	$179,720	$190,860	$180,868	$187,321	$170,567
AFFO attributable to common stockholders and limited partners from continuing operations	175,807	174,774	174,745	177,230	179,656
AFFO attributable to common stockholders and limited partners from discontinued operations	3,913	16,086	6,123	10,091	(9,089)

Weighted-average shares outstanding - basic	974,212,874	974,167,088	974,160,295	973,849,610	973,681,227
Limited Partner OP Units and effect of dilutive securities (2)	24,300,280	24,258,683	23,969,333	24,402,139	24,319,992
Weighted-average shares outstanding - diluted (3)	998,513,154	998,425,771	998,129,628	998,251,749	998,001,219

AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.180	$0.191	$0.181	$0.188	$0.171
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share (4)	0.176	0.175	0.175	0.178	0.180
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share (4)	0.004	0.016	0.006	0.010	(0.009)

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.  For the three months ended December 31, 2017, this adjustment is net of an accelerated current tax benefit attributable to the expected change to the Company’s future effective tax rate.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash, and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Statements of Operations section for basic and diluted net (loss) income per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Q4 2017 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net (loss) income	$(33,092)	$16,494	$34,186	$14,790	$(118,223)
Adjustments:
Interest expense	70,694	71,708	73,621	73,743	74,613
Depreciation and amortization	177,329	176,523	184,288	183,152	191,360
Provision for (benefit from) income taxes	11,843	2,053	2,571	4,254	(5,075)
Proportionate share of adjustments for unconsolidated entities	756	845	1,023	1,246	1,299
EBITDA	$227,530	$267,623	$295,689	$277,185	$143,974
(Gain) loss on disposition of real estate assets, net	(7,104)	688	(42,639)	(12,481)	199
Impairments	19,691	6,363	17,769	6,725	127,537
Held for sale loss on discontinued operations	20,027	—	—	—	—
Acquisition-related expenses	1,120	909	756	617	948
Litigation, merger and other non-routine costs, net of insurance recoveries	14,969	9,507	14,411	12,875	1,512
Gain on investment securities and mortgage notes receivable	—	—	(65)	—	—
Gain on derivative instruments, net	(266)	(1,294)	(592)	(824)	(2,095)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,148	1,210	1,703	1,305	1,220
Loss (gain) on extinguishment and forgiveness of debt, net	318	(9,756)	(9,005)	70	(980)
Net direct financing lease adjustments	517	491	464	621	544
Straight-line rent, net of bad debt expense related to straight-line rent	(11,281)	(9,955)	(10,870)	(12,797)	(13,163)
Program development costs write-off	1,343	110	—	—	11,054
Other amortization and non-cash charges (1)	1,247	(61)	(57)	861	(107)
Proportionate share of adjustments for unconsolidated entities	(1,721)	(39)	(11)	(48)	725
Adjustment for Excluded Properties	172	1,323	472	(764)	—
Normalized EBITDA	$267,710	$267,119	$268,025	$273,345	$271,368
Normalized EBITDA from continuing operations	$258,578	$257,996	$257,824	$265,204	$268,653
Normalized EBITDA from discontinued operations	$9,132	$9,123	$10,201	$8,141	$2,715

(1)	Includes accelerated stock compensation expense related to discontinued operations.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q4 2017 SUPPLEMENTAL INFORMATION

Net Operating Income (unaudited, dollars in thousands)

NOI and Cash NOI

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Rental income - as reported (1)	$290,564	$282,717	$286,694	$294,172	$299,688
Operating expense reimbursements - as reported	26,035	23,826	21,551	26,726	27,593
Property operating expense - as reported	(32,429)	(30,645)	(31,627)	(34,016)	(36,596)
NOI	284,170	275,898	276,618	286,882	290,685
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(11,281)	(9,955)	(10,870)	(12,797)	(13,163)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,148	1,210	1,703	1,305	1,220
Net direct financing lease adjustments	517	491	464	621	544
Adjustment for Excluded Properties	172	1,323	447	(780)	—
Cash NOI	$274,726	$268,967	$268,362	$275,231	$279,286
___________________________________

(1)
Rental income includes percentage rent of $1.3 million, $1.6 million, $1.2 million, $2.0 million and $1.3 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively.

Normalized Cash NOI

Three Months Ended
December 31, 2017
Cash NOI	$274,726
Adjustments for intra-quarter acquisitions and dispositions (1)	1,664
Normalized Cash NOI	$276,390
___________________________________

(1)
For properties acquired during the three months ended December 31, 2017, the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended December 31, 2017, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q4 2017 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties that were owned for the entirety of both the current and prior reporting periods, except for properties that during the current or prior period were under development or redevelopment.
The following tables show the Company's same store portfolio statistics, which for the year ended December 31, 2017 included 3,982(1) Operating Properties with 86.8 million aggregate square feet, acquired prior to January 1, 2016 and owned through December 31, 2017, and for the three months ended December 31, 2017 included 3,992(2) Operating Properties, with 87.2 million aggregate square feet, acquired prior to September 1, 2016 and owned through December 31, 2017.

Year Ended December 31, 2017:

	Year Ended December 31,		Increase/(Decrease)
	2017	2016	$ Change	% Change
Contract Rental Revenue	$1,058,671	$1,059,147	$(476)	—%
Economic Occupancy Rate	98.7%	99.2%	N/A	N/A

		Contract Rental Revenue
	Number of	Year Ended December 31,			Increase/(Decrease)
	Properties	2017		2016	$ Change	% Change
Retail	2,059	$437,343		$438,093	$(750)	(0.2)%
Restaurant	1,693	235,953		236,317	(364)	(0.2)%
Industrial and distribution	136	163,810	163,810	162,784	1,026	0.6%
Office	86	221,045	162,784	221,442	(397)	(0.2)%	(4)
Other (3)	8	520		511	9	1.8%
Total	3,982	$1,058,671		$1,059,147	$(476)	—%	(4)

Three Months Ended December 31, 2017:

	Three Months Ended December 31,		Increase/(Decrease)
	2017	2016	$ Change	% Change
Contract Rental Revenue	$264,969	$265,629	$(660)	(0.2)%
Economic Occupancy Rate	98.7%	99.2%	N/A	N/A

		Contract Rental Revenue
	Number of	Three Months Ended December 31,		Increase/(Decrease)
	Properties	2017	2016	$ Change	% Change
Retail	2,064	$109,007	$109,966	$(959)	(0.9)%
Restaurant	1,693	58,869	59,057	(188)	(0.3)%
Industrial and distribution	141	41,372	41,082	290	0.7%
Office	86	55,590	55,396	194	0.4%	(4)
Other (3)	8	131	128	3	2.3%
Total	3,992	$264,969	$265,629	$(660)	(0.2)%	(4)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to January 1, 2016.

(2)	Development and expansion properties are included in the same store population if the placed in service date was prior to September 1, 2016.

(3)	Other properties include billboards, land and parking lots.

(4)
Excluding the impact of certain early office lease renewal efforts, for the year ended December 31, 2017, office same store rent would have been 1.4% and total same store rent would have been 0.3%, and for the three months ended December 31, 2017, office same store rent would have been 1.5% and total same store rent would have been flat.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q4 2017 SUPPLEMENTAL INFORMATION

Debt Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2018	2019	2020	2021	2022	2023	2024	Thereafter
Mortgage notes payable (1)	$2,054,838	$82,250	$222,789	$265,186	$352,770	$314,839	$144,843	$665,196	$6,965
Credit Facility	185,000	185,000	—	—	—	—	—	—	—
Corporate bonds	2,850,000	—	750,000	—	400,000	—	—	500,000	1,200,000
Convertible notes	1,000,000	597,500	—	402,500	—	—	—	—	—
Total Adjusted Debt Outstanding	$6,089,838	$864,750	$972,789	$667,686	$752,770	$314,839	$144,843	$1,165,196	$1,206,965

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable (1)	33.8%	4.88%	4.1
Unsecured credit facility	3.0%	3.38%	0.5
Corporate bonds	46.8%	4.03%	5.6
Convertible notes	16.4%	3.30%	1.5
Total	100.0%	4.18%	4.3

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	66.3%	3.82%	4.4
Total secured debt	33.7%	4.88%	4.1
Total	100.0%	4.18%	4.3

Total fixed-rate debt (2)	96.7%	4.20%	4.4
Total variable-rate debt	3.3%	3.53%	0.5
Total	100.0%	4.18%	4.3

Preferred Equity	Balance (3)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________

(1)	Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.

(2)
Includes $78.9 million of variable rate mortgage notes effectively fixed through the use of interest rate swap agreements. Debt payment obligations in future periods are based on the effective interest rates fixed under the agreements.

(3)	Balance represents 42.8 million shares outstanding at December 31, 2017 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q4 2017 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

___________________________________

(1)	Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q4 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity		Adjusted Debt Outstanding As Of December 31, 2017	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	01/06/24		$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	01/06/24		155,000	4.97%		4.97%	I/O
JPMorgan Chase Bank, N.A.	09/01/20	(3)	95,939	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	03/01/23	(3)	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	07/01/22	(3)	68,110	4.54%		4.54%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	06/06/20		61,605	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	05/01/21		60,450	5.54%		5.54%	I/O
PNC Bank, National Association	01/01/19		59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	05/06/22		54,300	6.05%		6.05%	I/O
Capital One, N.A.	11/20/19		51,344	1mo. Libor + 1.95%	(4)	3.27%	P&I
American General Life Insurance Company	11/01/21		51,250	5.25%		5.25%	I/O
JPMorgan Chase Bank, N.A.	05/01/21		46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	05/06/21	(3)	46,670	5.92%		5.92%	I/O
People's United Bank	04/01/21		41,554	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	06/01/22	(3)	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	01/01/23		40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	06/01/20		40,257	5.71%		5.71%	P&I
JPMorgan Chase Bank, N.A.	11/01/19	(3)	38,500	4.10%		4.10%	I/O
The Royal Bank of Scotland Plc	01/01/21		33,907	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/06/20		31,500	5.25%		5.25%	I/O
Oritani Bank	05/01/24		30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/06/20		30,000	5.25%		5.25%	I/O
Jackson National Life Insurance Company	10/01/18	(3)	29,450	4.25%		4.25%	I/O
German American Capital Corporation	10/06/22	(3)	29,160	4.48%		4.48%	I/O
German American Capital Corporation	10/06/22	(3)	28,440	4.48%		4.48%	I/O
PNC Bank, National Association	06/01/22		27,750	4.22%	(4)	4.22%	I/O
GS Commercial Real Estate LP	08/06/19		27,725	4.73%		4.73%	I/O
BOKF, NA dba Bank of Oklahoma	07/29/18	(3)	27,604	1mo. Libor + 2.75%		4.10%	P&I
Jackson National Life Insurance Company	07/01/19		27,200	3.10%		3.10%	I/O
PNC Bank, National Association	09/01/22		27,070	4.00%		4.00%	P&I
John Hancock Life Insurance Company	10/03/22		22,500	4.04%		4.04%	I/O
Aviva Life and Annuity Company	07/01/21		19,600	5.02%		5.02%	I/O through 07/01/2019, then P&I
The Variable Annuity Life Insurance Company	01/01/23		19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	05/10/21		19,513	5.67%		5.67%	I/O
Oritani Bank	05/01/24		18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
German American Capital Corp	06/06/22		18,777	4.60%		4.60%	P&I
The Royal Bank of Scotland Plc	03/01/21		18,100	5.88%		5.88%	I/O
JPMorgan Chase Bank, National Association	05/01/21	(3)	15,355	5.54%		5.54%	P&I
Amegy Bank, National Association	08/19/18		14,941	1mo. Libor + 2.95%		4.75%	P&I
JPMorgan Chase Bank, N.A.	07/01/20		11,016	5.50%		5.50%	P&I

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q4 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Adjusted Debt Outstanding As Of December 31, 2017		Coupon Rate	Effective Rate (1)	Payment Terms (2)
40/86 Mortgage Capital, Inc.	01/01/19	$10,050		5.00%	5.00%	I/O
Monumental Life Insurance Company	04/01/23	9,313		3.95%	3.95%	P&I
Transamerica Life Insurance Company	08/01/30	6,731		5.57%	5.57%	P&I
Transamerica Life Insurance Company	08/01/30	5,996		5.32%	5.32%	P&I
Capital Lease Funding, LLC	07/15/18	1,215		7.20%	7.20%	P&I
US Bank National Association	04/15/19	681		5.40%	5.40%	P&I
Transamerica Life Insurance Company	08/01/30	341		5.93%	5.93%	P&I
		$2,054,838	(5)		4.88%
___________________________________

(1)	Represents interest rate in effect at December 31, 2017. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)
The maturity date shown represents the anticipated maturity date of the loan as specified in the loan agreement. Should the loan not be repaid at the anticipated maturity date, the applicable interest rate will increase as specified in the loan agreement.

(4)	Variable-rate loan fixed by way of interest rate swap agreement.

(5)	Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q4 2017 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of December 31, 2017, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	December 31, 2017
Minimum tangible net worth	≥ $5.5B	$9.5B
Ratio of total indebtedness to total asset value	≤ 60%	38.9%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.94x
Ratio of secured indebtedness to total asset value	≤ 45%	13.1%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	35.6%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	5.17x
Minimum unencumbered asset value	≥ $8.0B	$11.2B

Corporate Bond Key Covenants	Required	December 31, 2017
Limitation on incurrence of total debt	≤ 65%	38.3%
Limitation on incurrence of secured debt	≤ 40%	13.1%
Debt service coverage	≥ 1.5x	4.11x
Maintenance of total unencumbered assets	≥ 150%	287.7%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q4 2017 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended December 31, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price
Retail	20	747	16.1	7.1%	$147,377
Industrial	3	2,008	12.9	6.4%	146,148
Total acquisitions	23	2,755	14.5	6.8%	$293,525

Dispositions
The following table summarizes the Company's property disposition activity and the related gains/losses during the three months ended December 31, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (2)		Weighted Average Cash Cap Rate (3)	Sale Price	Gain (Loss)
Retail	5	34	1.6		8.7%	$3,630	$489
Office (4)	2	244	8.5		7.8%	44,506	4,711
Industrial	1	68	1.7		N/A	4,050	(387)
Red Lobster - GGC Participation (5)	7	54	21.0		7.4%	24,873	2,508
Other restaurants	2	19	N/A	(6)	N/A	2,250	272
Vacant (7)	5	126	N/A		N/A	4,090	2,314
Other (8)	3	29	N/A		4.5%	2,205	(141)
Total dispositions	25	574	11.8		7.6%	$85,604	$9,766
Held for sale assets							(2,662)
Total gain on disposition of real estate, net							$7,104
___________________________________

(1)	Represents the remaining lease term from the date of acquisition.

(2)	Represents the remaining lease term from the date of sale.

(3)
Excludes certain properties' cash cap rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms. Of the $85.6 million of dispositions, the total weighted average cash cap rate of 7.6% represents $72.4 million.

(4)
Includes one property that was owned by a consolidated joint venture, in which the Company held a 97.5% interest. Data presented represents the Company's pro rata share of the gross sales price of $39.8 million.

(5)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $28.8 million was 6.4%.

(6)	Includes two properties with tenants occupying on a month to month basis.

(7)	Represents one office and four restaurant properties.

(8)
Includes three restaurant properties relinquished to the ground lessor upon expiration of the ground lease for no proceeds. Sales price and cash cap rate reflect the sale of one outparcel that was owned by an unconsolidated joint venture in which the Company holds a 90% interest. Sales price presented represents the Company's pro rata share of the gross sales price of $2.5 million. Gain (loss) amounts also include partial condemnations or easements related to certain properties and post-closing adjustments.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Operating Properties	4,091
Rentable Square Feet	94,418
Economic Occupancy Rate	98.8%
Weighted Average Remaining Lease Term	9.5
Investment-Grade Tenants	39.6%
Flat leases	21.0%
NNN leases	63.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q4 2017 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,061	2.2%	$75,353	6.5%	B-
Walgreens	103	1,492	1.6%	37,536	3.3%	BBB
Family Dollar	151	3,363	3.6%	36,754	3.2%	BB+
Dollar General	406	3,758	4.0%	34,552	3.0%	BBB
CVS	97	1,378	1.5%	31,165	2.7%	BBB+
FedEx	46	3,231	3.4%	30,158	2.6%	BBB
Albertson's	33	1,923	2.0%	23,633	2.0%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,921	1.7%	B-
Citizens Bank	164	791	0.8%	19,425	1.7%	A-
L.A. Fitness	23	986	1.0%	19,015	1.6%	B+
Total	1,052	21,206	22.5%	$327,512	28.3%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	325	4,444	4.7%	$159,296	13.8%
Manufacturing	55	17,670	18.7%	116,949	10.1%
Restaurants - Quick Service	854	3,424	3.6%	102,516	8.9%
Retail - Discount	599	10,257	10.9%	93,195	8.1%
Retail - Pharmacy	240	3,578	3.8%	82,489	7.1%
Retail - Grocery & Supermarket	86	5,453	5.8%	58,269	5.0%
Retail - Home & Garden	104	8,148	8.6%	56,949	4.9%
Finance	267	2,384	2.5%	53,841	4.7%
Professional Services	56	3,583	3.8%	47,536	4.1%
Retail - Motor Vehicle	181	5,992	6.3%	41,062	3.6%
Total	2,767	64,933	68.7%	$812,102	70.3%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	556	10,782	11.4%	$147,729	12.8%
Ohio	296	8,468	9.0%	67,869	5.9%
Florida	255	4,597	4.9%	65,158	5.6%
Illinois	160	4,559	4.8%	63,023	5.5%
Pennsylvania	163	5,643	6.0%	56,175	4.9%
California	75	4,533	4.8%	53,721	4.7%
Georgia	188	3,818	4.0%	44,170	3.8%
Michigan	184	2,189	2.3%	38,842	3.4%
Indiana	135	4,101	4.3%	37,976	3.3%
North Carolina	162	3,355	3.6%	37,560	3.3%
Total	2,174	52,045	55.1%	$612,223	53.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q4 2017 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	101	4,075	4.3%	$53,471	4.6%
Dallas, TX	112	3,452	3.7%	48,612	4.2%
Houston, TX	91	2,598	2.8%	28,326	2.5%
Atlanta, GA	87	2,736	2.9%	27,513	2.4%
Philadelphia, PA	49	1,995	2.1%	26,645	2.3%
Boston, MA	28	1,819	1.9%	24,983	2.2%
New York, NY	24	1,100	1.2%	24,534	2.1%
Phoenix, AZ	46	1,147	1.2%	21,943	1.9%
Cincinnati, OH	42	2,245	2.4%	17,894	1.5%
Los Angeles, CA	13	1,480	1.6%	17,483	1.5%
Total	593	22,647	24.1%	$291,404	25.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q4 2017 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,061	2.2%	$75,353	6.5%	B-
Walgreens	103	1,492	1.6%	37,536	3.3%	BBB
Family Dollar	151	3,363	3.6%	36,754	3.2%	BB+
Dollar General	406	3,758	4.0%	34,552	3.0%	BBB
CVS	97	1,378	1.5%	31,165	2.7%	BBB+
FedEx	46	3,231	3.4%	30,158	2.6%	BBB
Albertson's	33	1,923	2.0%	23,633	2.0%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,921	1.7%	B-
Citizens Bank	164	791	0.8%	19,425	1.7%	A-
L.A. Fitness	23	986	1.0%	19,015	1.6%	B+
Petsmart	14	888	0.9%	18,194	1.6%	CCC+
Goodyear	10	4,728	5.0%	16,550	1.4%	BB
Tractor Supply	61	1,274	1.3%	16,484	1.4%	NR
Amazon	3	3,048	3.2%	14,159	1.2%	AA-
Advance Auto Parts	106	736	0.8%	11,935	1.0%	BBB-
Home Depot	11	1,695	1.8%	11,586	1.0%	A
Total	1,257	33,575	35.5%	$416,420	35.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	4	427	0.5%	$4,003	0.3%
Agricultural	2	138	0.1%	1,245	0.1%
Education	5	219	0.2%	2,155	0.2%
Entertainment & Recreation	25	1,035	1.1%	20,404	1.8%
Finance	267	2,384	2.5%	53,841	4.7%
Government & Public Services	22	930	1.0%	19,055	1.7%
Healthcare	10	1,058	1.1%	16,616	1.4%
Information & Communication	11	507	0.5%	7,755	0.7%
Insurance	11	1,309	1.4%	25,647	2.2%
Logistics	50	4,052	4.3%	37,492	3.2%
Manufacturing	55	17,670	18.7%	116,949	10.1%
Mining & Natural Resources	4	413	0.4%	6,605	0.6%
Other Services	17	476	0.5%	2,074	0.2%
Professional Services	56	3,583	3.8%	47,536	4.1%
Rental	11	719	0.8%	6,784	0.6%
Restaurants - Casual Dining	325	4,444	4.7%	159,296	13.8%
Restaurants - Quick Service	854	3,424	3.6%	102,516	8.9%
Retail - Apparel & Jewelry	15	1,473	1.6%	16,593	1.5%
Retail - Department Stores	13	965	1.0%	8,010	0.7%
Retail - Discount	599	10,257	10.9%	93,195	8.1%
Retail - Electronics & Appliances	16	1,493	1.6%	9,688	0.8%
Retail - Gas & Convenience	126	571	0.6%	29,361	2.5%
Retail - Grocery & Supermarket	86	5,453	5.8%	58,269	5.0%
Retail - Hobby, Books & Music	13	1,767	1.9%	10,158	0.9%
Retail - Home & Garden	104	8,148	8.6%	56,949	4.9%
Retail - Home Furnishings	43	975	1.0%	14,418	1.3%
Retail - Internet	3	3,048	3.2%	14,159	1.2%
Retail - Medical Services	63	535	0.6%	12,007	1.0%
Retail - Motor Vehicle	181	5,992	6.3%	41,062	3.6%
Retail - Office Supply	3	56	0.1%	888	0.1%
Retail - Pet Supply	18	946	1.0%	19,235	1.7%
Retail - Pharmacy	240	3,578	3.8%	82,489	7.1%
Retail - Specialty (Other)	22	561	0.6%	6,162	0.5%
Retail - Sporting Goods	21	1,716	1.8%	22,627	2.0%
Retail - Warehouse Clubs	7	2,631	2.8%	23,035	2.0%
Other	23	372	0.4%	6,278	0.5%
Total	3,325	93,325	98.8%	$1,154,556	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	150	1,649	1.8%	$25,427	2.2%
Alaska	3	25	—%	777	0.1%
Arizona	75	1,897	2.0%	32,732	2.8%
Arkansas	95	1,033	1.1%	13,275	1.1%
California	75	4,533	4.8%	53,721	4.7%
Colorado	48	1,777	1.9%	25,968	2.2%
Connecticut	18	89	0.1%	2,478	0.2%
Delaware	12	99	0.1%	2,103	0.2%
Florida	255	4,597	4.9%	65,158	5.6%
Georgia	188	3,818	4.0%	44,170	3.8%
Idaho	16	130	0.1%	3,247	0.3%
Illinois	160	4,559	4.8%	63,023	5.5%
Indiana	135	4,101	4.3%	37,976	3.3%
Iowa	50	1,461	1.5%	13,040	1.1%
Kansas	41	2,134	2.3%	10,124	0.9%
Kentucky	85	2,309	2.4%	24,845	2.2%
Louisiana	94	1,612	1.7%	21,468	1.9%
Maine	25	648	0.7%	8,607	0.7%
Maryland	28	610	0.7%	14,567	1.3%
Massachusetts	39	2,579	2.7%	30,302	2.6%
Michigan	184	2,189	2.3%	38,842	3.4%
Minnesota	51	543	0.6%	8,154	0.7%
Mississippi	74	1,816	1.9%	14,650	1.3%
Missouri	156	1,725	1.8%	22,690	2.0%
Montana	9	115	0.1%	1,698	0.1%
Nebraska	20	483	0.5%	8,918	0.8%
Nevada	28	717	0.8%	8,363	0.7%
New Hampshire	20	254	0.3%	4,472	0.4%
New Jersey	32	1,618	1.7%	34,606	3.0%
New Mexico	47	924	1.0%	12,625	1.0%
New York	78	1,524	1.6%	27,678	2.4%
North Carolina	162	3,355	3.6%	37,560	3.3%
North Dakota	12	201	0.2%	4,268	0.4%
Ohio	296	8,468	9.0%	67,869	5.9%
Oklahoma	77	2,021	2.1%	24,861	2.2%
Oregon	13	88	0.1%	2,254	0.2%
Pennsylvania	163	5,643	6.0%	56,175	4.9%
Rhode Island	13	171	0.2%	3,226	0.3%
South Carolina	115	3,318	3.5%	27,960	2.4%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	109	3,455	3.7%	29,725	2.5%
Texas	556	10,782	11.4%	147,729	12.8%
Utah	8	136	0.1%	2,012	0.2%
Vermont	7	23	—%	292	—%
Virginia	101	2,779	2.9%	34,086	3.0%
Washington	24	641	0.7%	11,380	0.9%
West Virginia	39	256	0.3%	6,045	0.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	81	1,184	1.3%	17,125	1.5%
Wyoming	8	54	0.1%	1,436	0.1%
Territories
Puerto Rico	3	88	0.1%	2,335	0.2%
Canadian Provinces
Ontario	1	7	—%	345	—%
Total	4,091	94,418	100.0%	$1,154,556	100.0%

Percentages based on Annualized Rental Income.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q4 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2018	150	2,173	2.3%	$26,924	2.3%
2019	171	2,769	2.9%	45,237	3.9%
2020	218	3,935	4.2%	42,621	3.7%
2021	188	10,523	11.1%	84,081	7.3%
2022	287	9,380	9.9%	80,416	7.0%
2023	247	6,036	6.4%	75,240	6.5%
2024	174	9,060	9.6%	105,547	9.1%
2025	266	4,197	4.4%	60,209	5.2%
2026	248	8,779	9.3%	84,535	7.3%
2027	367	7,661	8.1%	103,552	9.0%
Thereafter	1,009	28,812	30.6%	446,194	38.7%
Total	3,325	93,325	98.8%	$1,154,556	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q4 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2018
Retail	76	974	1.0%	$13,419	1.2%
Restaurant	58	227	0.2%	5,454	0.4%
Industrial & distribution	9	799	0.8%	4,159	0.4%
Office	5	173	0.3%	3,874	0.3%
Other (1)	2	—	—%	18	—%
Total 2018	150	2,173	2.3%	$26,924	2.3%

2019
Retail	82	1,396	1.4%	$17,469	1.5%
Restaurant	73	297	0.3%	6,973	0.6%
Industrial & distribution	2	68	0.1%	486	—%
Office	14	1,008	1.1%	20,309	1.8%
Total 2019	171	2,769	2.9%	$45,237	3.9%

2020
Retail	101	1,212	1.3%	$15,876	1.4%
Restaurant	96	427	0.5%	8,123	0.6%
Industrial & distribution	8	1,352	1.4%	5,222	0.5%
Office	12	944	1.0%	13,399	1.2%
Other (1)	1	—	—%	1	—%
Total 2020	218	3,935	4.2%	$42,621	3.7%

2021
Retail	85	1,356	1.4%	$21,394	1.9%
Restaurant	67	356	0.4%	8,990	0.8%
Industrial & distribution	15	7,122	7.5%	25,596	2.2%
Office	20	1,689	1.8%	28,078	2.4%
Other (1)	1	—	—%	23	—%
Total 2021	188	10,523	11.1%	$84,081	7.3%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q4 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2022
Retail	196	2,358	2.5%	$32,453	2.8%
Restaurant	50	251	0.3%	6,587	0.6%
Industrial & distribution	26	5,474	5.7%	19,191	1.7%
Office	14	1,297	1.4%	22,112	1.9%
Other (1)	1	—	—%	73	—%
Total 2022	287	9,380	9.9%	$80,416	7.0%

2023
Retail	165	2,235	2.4%	$30,191	2.6%
Restaurant	59	253	0.3%	6,287	0.6%
Industrial & distribution	14	2,351	2.4%	15,467	1.3%
Office	9	1,197	1.3%	23,295	2.0%
Other (1)	—	—	—%	—	—%
Total 2023	247	6,036	6.4%	$75,240	6.5%

2024
Retail	102	2,207	2.3%	$29,462	2.6%
Restaurant	44	231	0.3%	6,045	0.5%
Industrial & distribution	10	3,374	3.6%	14,281	1.2%
Office	17	3,248	3.4%	55,720	4.8%
Other (1)	1	—	—%	39	—%
Total 2024	174	9,060	9.6%	$105,547	9.1%

2025
Retail	189	1,821	1.9%	$32,231	2.8%
Restaurant	63	272	0.3%	7,681	0.7%
Industrial & distribution	10	1,630	1.7%	13,022	1.1%
Office	4	474	0.5%	7,275	0.6%
Total 2025	266	4,197	4.4%	$60,209	5.2%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q4 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2026
Retail	90	1,979	2.1%	$22,127	1.9%
Restaurant	135	564	0.6%	20,562	1.8%
Industrial & distribution	17	5,498	5.8%	26,560	2.3%
Office	6	738	0.8%	15,286	1.3%
Total 2026	248	8,779	9.3%	$84,535	7.3%

2027
Retail	248	3,887	4.1%	$51,510	4.5%
Restaurant	106	880	0.9%	28,399	2.5%
Industrial & distribution	8	2,320	2.5%	15,562	1.3%
Office	5	574	0.6%	8,081	0.7%
Total 2027	367	7,661	8.1%	$103,552	9.0%

Thereafter
Retail	577	13,839	14.7%	$208,295	18.0%
Restaurant	389	3,991	4.2%	153,772	13.3%
Industrial & distribution	28	9,597	10.2%	54,867	4.9%
Office	12	1,385	1.5%	28,845	2.5%
Other (1)	3	—	—%	415	—%
Total Thereafter	1,009	28,812	30.6%	$446,194	38.7%

Total Remaining Lease Expirations	3,325	93,325	98.8%	$1,154,556	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q4 2017 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,111	62,414	66.1%	$799,619	69.3%
CPI	195	7,257	7.7%	112,210	9.7%
Flat	1,019	23,654	25.0%	242,727	21.0%
Total	3,325	93,325	98.8%	$1,154,556	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q4 2017 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,383	56,822	60.2%	$733,153	63.5%
NN	909	35,211	37.3%	393,761	34.1%
Other (1)	33	1,292	1.3%	27,642	2.4%
Total	3,325	93,325	98.8%	$1,154,556	100.0%
___________________________________

(1)	Includes gross, modified gross and billboard.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q4 2017 SUPPLEMENTAL INFORMATION

Property Type Diversification and Occupancy Costs (unaudited, square feet and dollars in thousands)

Property Type Diversification

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,132	33,658	35.6%	$474,427	41.2%
Restaurant	1,716	8,219	8.7%	258,873	22.4%
Industrial and distribution	148	39,588	42.0%	194,413	16.8%
Office	86	12,953	13.7%	226,274	19.6%
Other (2)	9	—	—%	569	—%
Total	4,091	94,418	100.0%	$1,154,556	100.0%
___________________________________
(1) Includes 10 anchored shopping centers, representing 1.7% of Annualized Rental Income.
(2) Includes billboards, land and parking lots.

Occupancy Costs
The following tables show occupancy costs for retail and restaurant properties calculated as rent per the lease terms, divided by property level sales for the year ended December 31, 2016.

Retail	Number of Properties (1)	2016 Occupancy Cost	Target Percentage
Automotive	80	8.2%	8.0 - 10.0%
Discount	289	6.9%	6.0 - 8.0%
Grocery & Supermarket	39	2.8%	2.0 - 4.0%
Home & Garden	3	2.1%	2.0 - 4.0%
Pharmacy	100	5.1%	4.0 - 6.0%
Other	49	3.8%	N/A

Restaurant	Number of Properties (1)	2016 Occupancy Cost	Target Percentage
Casual Dining	445	6.6%	6.75 - 8.0%
Quick Service	522	7.1%	7.5 - 8.5%

__________________________________

(1)
Property level sales data was collected for 78.4% of retail and restaurant properties required to provide sales reports (excluding dark properties), representing 39.9% of retail and restaurant properties owned for the entirety of the previous calendar year (percentages based on property count).

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,132
Rentable Square Feet	33,658
Economic Occupancy Rate	98.8%
Weighted Average Remaining Lease Term	9.6
Investment-Grade Tenants	44.4%
Flat leases	33.3%
NNN leases	67.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,716
Rentable Square Feet	8,219
Economic Occupancy Rate	94.3%
Weighted Average Remaining Lease Term	13.0
Investment-Grade Tenants	2.9%
Flat leases	7.6%
NNN leases	99.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	148
Rentable Square Feet	39,588
Economic Occupancy Rate	100.0%
Weighted Average Remaining Lease Term	8.4
Investment-Grade Tenants	54.8%
Flat leases	21.5%
NNN leases	54.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q4 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	86
Rentable Square Feet	12,953
Economic Occupancy Rate	98.2%
Weighted Average Remaining Lease Term	6.2
Investment-Grade Tenants	58.2%
Flat leases	10.2%
NNN leases	22.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q4 2017 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of December 31, 2017:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price		Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000		232	$3,047	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	(4)	276	3,168	—	Publix, Belk
Total			$50,429		508	6,215	20,400

Company's aggregate interest						$4,375	$10,200
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)	Represents a secured loan with a fixed interest rate of 5.20% and a maturity date of July 2021.

(4)
Represents the Company's pro rata share of initial purchase price. During the three months ended December 31, 2017, the joint venture sold an outparcel at the property. The Company's pro rata share of the gross sales price of $2.5 million was $2.2 million.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q4 2017 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease, and beginning in 2017, omits the Contract Rental Revenue related to Excluded Properties. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing performance. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of Contract Rental Revenue for the years ended December 31, 2017 and 2016 and the three months ended December 31, 2017 and 2016 (dollar amounts in thousands):

	Year Ended December 31,		Three Months Ended December 31,
	2017	2016	2017	2016
Rental income - as reported	$1,154,147	$1,229,992	$290,564	$299,688
Adjustments:
Straight-line rent	(46,968)	(55,847)	(11,850)	(13,190)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	5,366	5,396	1,148	1,220
Net direct financing lease adjustments	2,093	2,264	517	544
Other non-contract rental revenue	(3,027)	(75)	(2,484)	(36)
Contract Rental Revenue - Excluded Properties	(1,647)	—	(53)	—
Contract Rental Revenue	$1,109,964	$1,181,730	$277,842	$288,226

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Beginning in 2017, Adjusted Debt Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Debt Outstanding and Adjusted Debt Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

VEREIT, Inc. | WWW.VEREIT.COM | 42

Q4 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Mortgage notes payable and other debt, net	$2,082,692	$2,115,633	$2,381,031	$2,586,917	$2,671,106
Corporate bonds, net	2,821,494	2,820,164	2,228,422	2,227,307	2,226,224
Convertible debt, net	984,258	981,490	978,738	976,031	973,340
Credit facility, net	185,000	—	497,718	497,148	496,578
Total debt - as reported	6,073,444	5,917,287	6,085,909	6,287,403	6,367,248
Adjustments:
Deferred financing costs, net	48,232	51,687	48,135	51,936	55,660
Net premiums	(15,638)	(16,335)	(18,599)	(20,131)	(22,012)
Debt Outstanding	6,106,038	5,952,639	6,115,445	6,319,208	6,400,896
Debt Outstanding - Excluded Properties	(16,200)	(16,200)	(83,856)	(41,820)	—
Adjusted Debt Outstanding	$6,089,838	$5,936,439	$6,031,589	$6,277,388	$6,400,896

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA, as disclosed, represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition-related expenses, litigation, merger and other non-routine transactions costs, net of insurance recoveries, gains or losses on disposition of real estate, held for sale loss on discontinued operations, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and real estate and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Beginning in 2017, Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.

VEREIT, Inc. | WWW.VEREIT.COM | 43

Q4 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

	Year Ended December 31,
	2017	2016
Net income (loss)	$32,378	$(200,824)
Adjustments:
Interest expense	289,766	317,376
Depreciation and amortization	721,292	788,186
Benefit from income taxes	20,721	(3,701)
Proportionate share of adjustments for unconsolidated entities	3,870	4,634
EBITDA	$1,068,027	$905,671
Gain on disposition of real estate assets, net	(61,536)	(55,722)
Impairments	50,548	303,751
Held for sale loss on discontinued operations	20,027	—
Acquisition related expenses	3,402	1,321
Litigation, merger and other non-routine costs, net of insurance recoveries	51,762	3,884
Gain on investment securities and mortgage notes receivable	(65)	—
(Gain) loss on derivative instruments, net	(2,976)	1,191
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	5,366	5,396
(Gain) loss on extinguishment and forgiveness of debt, net	(18,373)	771
Net direct financing lease adjustments	2,093	2,264
Straight-line rent, net of bad debt expense related to straight-line rent	(44,903)	(54,190)
Program development costs write-off	1,453	14,276
Other amortization and non-cash charges	1,990	(529)
Proportionate share of adjustments for unconsolidated entities	(1,819)	857
Adjustment for Excluded Properties	1,203	—
Normalized EBITDA	$1,076,199	$1,128,941
Economic Occupancy Rate equals the sum of square feet leased (including month-to-month agreements) divided by Rentable Square Feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation.

Excluded Properties during the three months ended and at March 31, 2017, were one vacant office property and one vacant industrial property, comprising an aggregate of 578,000 square feet with aggregate Debt Outstanding of $41.8 million. Excluded Properties during the three months ended June 30, 2017, were two vacant office properties and five industrial properties, two of which were vacant. Excluded Properties at June 30, 2017, and during the three months ended September 30, 2017, were two vacant office properties and one vacant industrial property, comprising an aggregate 991,000 square feet with aggregate Debt Outstanding of $83.9 million. At September 30, 2017 and December 31, 2017, the Excluded Property was one vacant industrial property, comprising 307,275 square feet with Debt Outstanding of $16.2 million.
Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Debt Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.

VEREIT, Inc. | WWW.VEREIT.COM | 44

Q4 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
NAREIT defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on depreciable real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation, merger and other non-routine costs, net of insurance recoveries, held for sale loss on discontinued operations, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rent, net of bad debt expense related to straight line rent, net direct financing lease adjustments, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. Effective January 1, 2017, we determined to omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. We did not adjust AFFO during the years prior to January 1, 2017 as the impact was immaterial. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

VEREIT, Inc. | WWW.VEREIT.COM | 45

Q4 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

	Year Ended December 31,
	2017	2016
Net income (loss)	$32,378	$(200,824)
Dividends on non-convertible preferred stock	(71,892)	(71,892)
Gain on disposition of real estate assets and interest in joint venture, net	(61,536)	(55,722)
Depreciation and amortization of real estate assets	703,133	756,315
Impairment of real estate	50,548	182,820
Proportionate share of adjustments for unconsolidated entities	477	2,719
FFO attributable to common stockholders and limited partners	$653,108	$613,416
Acquisition-related expenses	3,402	1,321
Litigation, merger and other non-routine costs, net of insurance recoveries	51,762	3,884
Impairment of goodwill and intangible assets	—	120,931
Held for sale loss on discontinued operations	20,027	—
Gain on investment securities and mortgage notes receivable	(65)	—
(Gain) loss on derivative instruments, net	(2,976)	1,191
Amortization of premiums and discounts on debt and investments, net	(4,616)	(14,693)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	5,366	5,396
Net direct financing lease adjustments	2,093	2,264
Amortization and write-off of deferred financing costs	24,536	28,063
Amortization of management contracts	14,514	26,171
Deferred and other tax expense (benefit)	8,671	(10,136)
(Gain) loss on extinguishment and forgiveness of debt, net	(18,373)	771
Straight-line rent, net of bad debt expense related to straight-line rent	(44,903)	(54,190)
Equity-based compensation	16,751	10,728
Other amortization and non-cash charges	2,566	5,296
Proportionate share of adjustments for unconsolidated entities	378	1,044
Adjustment for Excluded Properties	6,528	—
AFFO attributable to common stockholders and limited partners	738,769	741,457
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.

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Q4 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Interest expense - as reported	$(70,694)	$(71,708)	$(73,621)	$(73,743)	$(74,613)
Less Adjustments:
Amortization of deferred financing costs and other non-cash charges	(5,886)	(6,063)	(6,399)	(6,443)	(6,514)
Amortization of net premiums	681	1,478	1,797	1,881	2,731
Interest Expense, excluding non-cash amortization - Excluded Properties	(392)	(1,302)	(2,573)	(1,058)	—
Interest Expense, excluding non-cash amortization	$(65,097)	$(65,821)	$(66,446)	$(68,123)	$(70,830)
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents, including those related to discontinued operations. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.

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Q4 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition-related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Beginning in 2017, Cash NOI omits the Cash NOI impact of Excluded Properties. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Operating income	$58,659	$73,515	$49,105	$74,974	$82,982
Acquisition-related expenses	1,120	909	756	617	948
Litigation, merger and other non-routine costs, net of insurance recoveries	11,167	9,507	14,411	12,875	1,512
General and administrative	18,274	13,221	14,429	12,679	13,511
Depreciation and amortization	175,259	172,383	180,148	179,012	185,126
Impairment of real estate	19,691	6,363	17,769	6,725	6,606
NOI	284,170	275,898	276,618	286,882	290,685
Straight-line rent, net of bad debt expense related to straight-line rent	(11,281)	(9,955)	(10,870)	(12,797)	(13,163)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,148	1,210	1,703	1,305	1,220
Net direct financing lease adjustments	517	491	464	621	544
Cash NOI - Excluded Properties	172	1,323	447	(780)	—
Cash NOI	$274,726	$268,967	$268,362	$275,231	$279,286
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Occupancy Cost is calculated as rent per the lease terms, divided by property level sales for the previous calendar year. Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the entirety of the previous calendar year.
Operating Properties refers to all properties owned by the Company and beginning in 2017, it omits Excluded Properties owned by the Company as of the reporting date.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

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Q4 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties.

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